Page 9 of 10 Pages
                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, who, together with Bready Associates, an Ohio general partnership, and its other partners, heretofore filed a Schedule 13D in respect of securities issued by Nortek, Inc., a Delaware corporation, hereby constitutes and appoints each of D. Stevens McVoy and James R. Beatley, Jr., or either one of them, his true and lawful attorney-in-fact, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to said Schedule 13D and to file the same, with all Exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all acts and things that each of said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on April 26, 1996.




                                        /s/ Barry Silverstein
                                            Barry Silverstein

                                                           Page 10 of 10 Pages
                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, who, together with Bready Associates, an Ohio general partnership, and its other partners, heretofore filed a Schedule 13D in respect of securities issued by Nortek, Inc., a Delaware corporation, hereby constitutes and appoints each of D. Stevens McVoy and James R. Beatley, Jr., or either one of them, his true and lawful attorney-in-fact, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to said Schedule 13D and to file the same, with all Exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all acts and things that each of said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on April 26, 1996.




                                        /s/ Dennis J. McGillicuddy
                                            Dennis J. McGillicuddy